Exhibit 99.1

NEWS

MSC REPORTS FISCAL 2019 FOURTH QUARTER AND FULL YEAR RESULTS

FISCAL Q4 2019 HIGHLIGHTS

•	Net sales of $842.7 million, an increase of 0.6% YoY (2.1% increase on an ADS basis)
•	Operating income of $90.5 million, or $97.2 million excluding severance and separation costs of $6.7 million*
•	Operating margin of 10.7%, or 11.5% excluding severance and separation costs*
•	Diluted EPS of $1.20 vs. $1.29 in the prior year quarter
•	Adjusted diluted EPS of $1.30 excluding severance and separation costs exceeded guidance midpoint by $0.06*

FISCAL 2019 HIGHLIGHTS

•	Net sales of $3.4 billion, an increase of 5.0% YoY (5.8% increase on an ADS basis)
•	Operating income of $400.0 million, or $406.7 million excluding severance and separation costs of $6.7 million*
•	Operating margin of 11.9%, or 12.1% excluding severance and separation costs*
•	Diluted EPS of $5.20, or $5.29 excluding severance and separation costs*, vs. $5.80 in the prior year

MELVILLE, NY and DAVIDSON, NC, October 24, 2019 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company," a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") products and services to industrial customers throughout North America,  today reported financial results for its fiscal 2019 fourth quarter and full year ended August 31, 2019. The quarter and full year had one and two less selling days, respectively, of operations compared to prior periods.

Financial Highlights[1]	FY19 Q4		FY18 Q4		Change	FY19		FY18		Change
Net Sales	$842.7		$838.0		0.6%	$3,363.8		$3,203.9		5.0%
Operating Income	90.5		107.8		-16.0%	400.0		420.6		-4.9%
% of Net Sales	10.7%		12.9%			11.9%		13.1%
Net Income attributable to MSC Industrial	66.6		73.0		-8.8%	288.9		329.2		-12.3%
Diluted EPS	$1.20	.[2]	$1.29	.[3]	-7.0%	5.20	.[2]	5.80	.[3,4]	-10.3%

1In millions unless noted. 2Based on 55.3 million and 55.5 million diluted shares outstanding for FY19 Q4 and FY19, respectively. 3  Based on 56.6 and 56.7 million diluted shares outstanding for FY18 Q4 and FY18, respectively. 4  FY18 includes a tax benefit of $0.71 per diluted share, from the revaluation of the company’s tax related balance sheet items.

Erik Gershwind, president and chief executive officer, said, "Our fiscal fourth quarter reflected solid execution in a weakening demand and pricing environment. Against this backdrop, we made encouraging progress against the initiatives announced last quarter, eliminating the bottlenecks in new business conversion, deepening our supplier partnerships to drive future profitability and market share gains, and beginning to reshape and resize the organization."

Rustom Jilla, executive vice president and chief financial officer, added, "In comparison to our guidance range, fiscal fourth quarter sales came in roughly at the mid-point, gross margin at the high end, and operating expenses excluding severance and separation costs at the low end. As a result, our operating margin and EPS on an adjusted basis were above our guidance ranges. During the quarter, we took actions to reduce operating expenses and will see the benefits in fiscal 2020. For the full fiscal year, we delivered $277 million in free cash flow*, increased our dividends per share by 19%, bought back over 1 million shares, and reduced our leverage ratio slightly to 0.9 times."

Gershwind concluded, "Times of industrial weakness provide us the opportunity to strengthen our supplier partnerships, deepen our relationships with our customers, and capture market share. Also, these are periods where we historically deliver strong free cash flow. I expect that we will do the same if conditions remain weak or deteriorate further. Furthermore, I am confident that our focus on streamlining our cost structure and transforming our operating model will deliver a leaner, more agile and more effective organization."

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in schedules following this press release

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FOURTH QUARTER AND FISCAL 2019 RESULTS

Outlook

The Company expects total net sales for the first quarter of fiscal 2020 to be between $811 million and $827 million. At the midpoint, average daily sales are expected to decrease roughly 1.5% compared to last year’s first quarter. The Company expects diluted earnings per share for the first quarter of fiscal 2020 to be between $1.12 and $1.18. Excluding severance and separation expenses, diluted earnings per share for the first quarter of fiscal 2020 are expected to be between $1.15 and $1.21*.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2019 fourth quarter and full year results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until October 31, 2019.

The Company’s reporting date for fiscal first quarter 2020 is scheduled for January 8, 2020.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1.5 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of 6,700 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit mscdirect.com.

# # #

Note Regarding Forward-Looking Statements:

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: general economic conditions in the markets in which we operate; changing customer and product mixes; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; volatility in commodity and energy prices; the outcome of government or regulatory proceedings or future litigation; credit risk of our customers; risk of customer cancellation or rescheduling of orders; work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; dependence on our information systems and the risks of business disruptions arising from changes to our information systems and disruptions due to catastrophic events, power outages, natural disasters, computer system or network failures, computer viruses, physical or electronic break-ins and cyber-attacks; retention of key personnel; retention of qualified sales and customer service personnel and metalworking specialists; risk of loss of key suppliers, key brands or supply chain disruptions; risks associated with changes to trade policies, including the impact from significant restrictions or tariffs; risks associated with opening or expanding our customer fulfillment centers; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; failure to comply with applicable environmental, health and safety laws and regulations; goodwill and intangible assets recorded as a result of our acquisitions could be impaired; risks associated with the volatility of our common stock; and our principal shareholders exercise significant control over us. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in schedules following this press release

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FOURTH QUARTER AND FISCAL 2019 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands)

	August 31,	September 1,
	2019	2018
ASSETS
Current Assets:
Cash and cash equivalents	$32,286	$46,217
Accounts receivable, net of allowance for doubtful accounts	541,091	523,892
Inventories	559,136	518,496
Prepaid expenses and other current assets	67,099	58,902
Total current assets	1,199,612	1,147,507
Property, plant and equipment, net	310,854	311,685
Goodwill	677,266	674,998
Identifiable intangibles, net	116,668	122,724
Other assets	6,837	31,813
Total assets	$2,311,237	$2,288,727

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$175,453	$224,097
Accounts payable	160,110	145,133
Accrued liabilities	111,353	121,293
Total current liabilities	446,916	490,523
Long-term debt	266,431	311,236
Deferred income taxes and tax uncertainties	114,011	99,714
Total liabilities	827,358	901,473
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A common stock	46	55
Class B common stock	10	10
Additional paid-in capital	659,226	657,749
Retained earnings	946,651	1,325,822
Accumulated other comprehensive loss	(22,776)	(19,634)
Class A treasury stock, at cost	(104,607)	(576,748)
Total MSC Industrial shareholders’ equity	1,478,550	1,387,254
Noncontrolling interest	5,329	-
Total shareholders' equity	1,483,879	1,387,254
Total liabilities and shareholders’ equity	$2,311,237	$2,288,727

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FOURTH QUARTER AND FISCAL 2019 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Statements of Income

(In thousands, except per share data)

	(Unaudited)
	Quarters Ended		Fiscal Years Ended
	August 31,	September 1,	August 31,	September 1,
	2019	2018	2019	2018
Net sales	$842,670	$837,985	$3,363,817	$3,203,878
Cost of goods sold	489,081	478,317	1,931,774	1,810,917
Gross profit	353,589	359,668	1,432,043	1,392,961
Operating expenses	263,075	251,878	1,032,047	972,408
Income from operations	90,514	107,790	399,996	420,553
Other (expense) income:
Interest expense	(3,730)	(4,144)	(16,890)	(14,463)
Interest income	14	163	518	647
Other income (expense), net	(165)	(76)	(495)	(548)
Total other expense	(3,881)	(4,057)	(16,867)	(14,364)
Income before provision for income taxes	86,633	103,733	383,129	406,189
Provision for income taxes	20,012	30,716	94,332	76,966
Net income	66,621	73,017	288,797	329,223
Less: Net income (loss) attributable to noncontrolling interest	13	—	(68)	—
Net income attributable to MSC Industrial	$66,608	$73,017	$288,865	$329,223
Per Share Information:
Net income per common share:
Basic	$1.21	$1.30	$5.23	$5.84
Diluted	$1.20	$1.29	$5.20	$5.80
Weighted average shares used in computing net income per common share:
Basic	55,184	56,275	55,245	56,355
Diluted	55,336	56,594	55,508	56,707

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FOURTH QUARTER AND FISCAL 2019 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income

(In thousands)

	Fiscal Years Ended
	August 31,	September 1,
	2019	2018
Net income, as reported	$288,797	$329,223
Other comprehensive income, net of tax:
Foreign currency translation adjustments	(3,404)	(2,371)
Comprehensive income (1)	285,393	326,852
Comprehensive loss attributable to noncontrolling interest:
Net loss	68	—
Foreign currency translation adjustments	262	—
Comprehensive income attributable to MSC Industrial	$285,723	$326,852

(1) There were no material taxes associated with other comprehensive income during fiscal years 2019 and 2018.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FOURTH QUARTER AND FISCAL 2019 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

	Fiscal Years Ended
	August 31,	September 1,
	2019	2018
Cash Flows from Operating Activities:
Net income	$288,797	$329,223
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	65,377	63,154
Stock-based compensation	16,283	14,934
Loss on disposal of property, plant, and equipment	416	479
Provision for doubtful accounts	10,763	6,938
Deferred income taxes and tax uncertainties	14,297	(19,577)
Changes in operating assets and liabilities, net of amounts associated with business acquired:
Accounts receivable	(26,948)	(49,827)
Inventories	(32,528)	(33,235)
Prepaid expenses and other current assets	(8,316)	(4,865)
Other assets	(2,064)	1,094
Accounts payable and accrued liabilities	2,349	31,340
Total adjustments	39,629	10,435
Net cash provided by operating activities	328,426	339,658
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(51,773)	(44,919)
Proceeds from sale of available for sale securities	27,025	—
Cash used in business acquisitions, net of cash acquired	(11,625)	(87,000)
Net cash used in investing activities	(36,373)	(131,919)
Cash Flows from Financing Activities:
Repurchases of common stock	(84,611)	(82,369)
Payments of cash dividends	(145,709)	(125,430)
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	4,600	4,461
Proceeds from exercise of Class A common stock options	15,640	24,243
Borrowings under the revolving credit facilities	382,000	242,000
Payments under the revolving credit facilities	(451,000)	(350,000)
Contributions from noncontrolling interest	918	—
Proceeds from long-term debt	—	110,000
Payments on capital lease and financing obligations	(28,370)	(1,066)
Other, net	903	575
Net cash used in financing activities	(305,629)	(177,586)
Effect of foreign exchange rate changes on cash and cash equivalents	(355)	(19)
Net increase (decrease) in cash and cash equivalents	(13,931)	30,134
Cash and cash equivalents – beginning of year	46,217	16,083
Cash and cash equivalents – end of year	$32,286	$46,217
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$79,334	$100,504
Cash paid for interest	$16,648	$13,448

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FOURTH QUARTER AND FISCAL 2019 RESULTS

Non-GAAP Financial Measures

•	Free Cash Flow (“FCF”)

Our measure of “FCF” meets the definition of a non-GAAP financial measure. FCF is used in addition to and in conjunction with results presented in accordance with Generally Accepted Accounting Principles (“GAAP”) and FCF should not be relied upon to the exclusion of GAAP financial measures. Management strongly encourages investors to review our financial statements and publicly-filed reports in their entirety and to not rely on any single financial measure. FCF, which we reconcile to “Net cash provided by operating activities,” is cash flow from operations reduced by “Expenditures for property, plant and equipment”. We believe that FCF, although similar to cash flow from operations, is a useful additional measure since capital expenditures are a necessary component of ongoing operations. Management also views FCF, as a measure of the Company’s ability to reduce debt, add to cash balances, pay dividends, and repurchase stock. FCF has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. For example, FCF does not incorporate payments made on capital lease obligations or required debt service payments. In addition, different companies define FCF differently. Therefore, we believe it is important to view FCF as a complement to our entire consolidated statements of cash flows. A reconciliation of cash provided by operating activities to FCF for the thirteen-week periods and fiscal years ended August 31, 2019 and September 1, 2018, respectively is shown below.

•	Results excluding Severance and Separation Costs and Acquisitions

To supplement MSC’s unaudited selected financial data presented consistent with GAAP, the Company discloses certain non-GAAP financial measures, including Non-GAAP net sales, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP (benefit) provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude (i) severance and separation costs and (ii) the results of our acquisition of All Integrated Solutions and the operations of two newly-formed entities, MSC IndustrialSupply, S. de R.L. de C.V. and MSC Import Export LLC (which completed the acquisition of certain assets in February 2019), including the non-recurring acquisition and integrations costs (collectively, referred to as “Acquisitions”).

These non-GAAP measures are not in accordance with or an alternative for GAAP and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect MSC’s results of operations as determined in accordance with GAAP, and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company’s performance.

In calculating non-GAAP financial measures, we exclude severance and separation costs and the results of the Acquisitions, and the related tax effects, to facilitate a review of the Company’s operating performance on a period-to-period basis, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;
•	the ability to better identify trends in the Company’s underlying business and perform related trend analyses;
•	a better understanding of how management plans and measures the Company’s underlying business; and
•	an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Quarters and Years Ended August 31, 2019 and September 1, 2018
(dollars in thousands)

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net cash provided by operating activities		Expenditures for property, plant and equipment		Free cash flow
Thirteen Weeks Ended		Thirteen Weeks Ended		Thirteen Weeks Ended
August 31, 2019	September 1, 2018	August 31, 2019	September 1, 2018	August 31, 2019	September 1, 2018
$141,226	$109,421	$(15,817)	$(14,125)	$125,409	$95,296

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net cash provided by operating activities		Expenditures for property, plant and equipment		Free cash flow
Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
August 31, 2019	September 1, 2018	August 31, 2019	September 1, 2018	August 31, 2019	September 1, 2018
$328,426	$339,658	$(51,773)	$(44,919)	$276,653	$294,739

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FOURTH QUARTER AND FISCAL 2019 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen Weeks and Year Ended August 31, 2019
(dollars in thousands, except per share data)

	GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
	Total MSC		Acquisitions		MSC excluding Acquisitions
	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
Net Sales	$842,670	$3,363,817	$27,168	$93,010	$815,502	$3,270,807
ADS Growth %	2.1%	5.8%			1.0%	3.7%

Cost of Goods Sold	489,081	1,931,774	19,374	66,841	469,707	1,864,933

Gross Profit	353,589	1,432,043	7,794	26,169	345,795	1,405,874
Gross Margin	42.0%	42.6%	28.7%	28.1%	42.4%	43.0%

Operating Expense	263,075	1,032,047	6,991	24,512	256,084	1,007,535
Operating Exp as % of Sales	31.2%	30.7%	25.7%	26.4%	31.4%	30.8%

Income from Operations	90,514	399,996	803	1,657	89,711	398,339
Operating Margin	10.7%	11.9%	3.0%	1.8%	11.0%	12.2%

Total Other Expense	(3,881)	(16,867)	(1,140)	(3,761)	(2,741)	(13,106)

Income before provision for income taxes	86,633	383,129	(337)	(2,104)	86,970	385,233

Provision for income taxes	20,012	94,332	(73)	(539)	20,085	94,871
Net income	66,621	288,797	(264)	(1,565)	66,885	290,362
Net income (loss) attributable to noncontrolling interest	13	(68)	13	(68)	-	-
Net income attributable to MSC Industrial	66,608	288,865	(277)	(1,497)	66,885	290,362

Net income per common share:
Diluted	$1.20	$5.20	$(0.01)	$(0.03)	$1.21	$5.23

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FOURTH QUARTER AND FISCAL 2019 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen Weeks and Year Ended August 31, 2019
(dollars in thousands, except per share data)

	GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
	Total MSC		Severance and Separation Costs		MSC excluding Severance and Separation Costs
	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
Net Sales	$842,670	$3,363,817	$-	$-	$842,670	$3,363,817
ADS Growth %	2.1%	5.8%	-	-	2.1%	5.8%

Cost of Goods Sold	489,081	1,931,774	-	-	489,081	1,931,774

Gross Profit	353,589	1,432,043	-	-	353,589	1,432,043
Gross Margin	42.0%	42.6%	-	-	42.0%	42.6%

Operating Expense	263,075	1,032,047	6,725	6,725	256,350	1,025,322
Operating Exp as % of Sales	31.2%	30.7%	0.8%	0.2%	30.4%	30.5%

Income from Operations	90,514	399,996	(6,725)	(6,725)	97,239	406,721
Operating Margin	10.7%	11.9%	-0.8%	-0.2%	11.5%	12.1%

Total Other Expense	(3,881)	(16,867)	-	-	(3,881)	(16,867)

Income before provision for income taxes	86,633	383,129	(6,725)	(6,725)	93,358	389,854

Provision for income taxes	20,012	94,332	1,554	1,554	21,566	95,886
Net income	66,621	288,797	(5,171)	(5,171)	71,792	293,968
Net income (loss) attributable to noncontrolling interest	13	(68)	-	-	13	(68)
Net income attributable to MSC Industrial	$66,608	$288,865	$(5,171)	$(5,171)	$71,779	$294,036

Net income per common share:
Diluted	$1.20	$5.20	$(0.09)	$(0.09)	$1.30	$5.29

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FOURTH QUARTER AND FISCAL 2019 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Guidance for Thirteen Weeks Ended November 30, 2019*
(dollars in thousands, except per share data)

	GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
	Total MSC	Severance and Separation Costs	MSC excluding Severance and Separation Costs
	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
	November 30, 2019	November 30, 2019	November 30, 2019
Net Sales	$819.1	$-	$819.1
ADS Growth %	-1.5%	-	-1.5%

Cost of Goods Sold	475.3	-	475.3

Gross Profit	343.8	-	343.8
Gross Margin	42.0%	-	42.0%

Operating Expense	256.0	2.3	253.7
Operating Exp as % of Sales	31.3%	0.3%	31.0%

Income from Operations	87.8	(2.3)	90.1
Operating Margin	10.7%	-0.3%	11.0%

Total Other Expense	(3.0)	-	(3.0)

Income before provision for income taxes	84.8	(2.3)	87.1

Provision for income taxes	21.3	(0.6)	21.9
Net income	63.5	(1.7)	65.2
Net income (loss) attributable to noncontrolling interest	-	-	-
Net income attributable to MSC Industrial	$63.5	$(1.7)	$65.2

Net income per common share:
Diluted	$1.15	$(0.03)	$1.18

* The data in the above tables represent the midpoint of management's guidance; see note regarding forward-looking statements